                                                                    EXHIBIT 10.1


                       FORBEARANCE AGREEMENT AND AMENDMENT

         This Forbearance Agreement and Amendment Agreement (the "Forbearance Agreement") is dated as of October 8, 1998 (the "Forbearance Effective Date") and is made and entered into by and among First Union National Bank, successor by merger to First Fidelity Bank, N.A. (the "Bank"), ECC International Corp., a Delaware corporation ("ECCI"), ECC Simulation Limited, a company incorporated under the laws of England and Wales ("Simulation"), ECC International, Inc., a U.S. Virgin Islands corporation ("ECC, Inc.") and Educational Computer Corporation International, a Delaware corporation ("E Computer"). ECCI and Simulation are referred to collectively herein as the "Borrowers." ECCI, Simulation, ECC, Inc. and E Computer are sometimes collectively referred to as the "ECC Group" and, when used herein, the term "ECC Group" shall mean the members of the ECC Group collectively, jointly and severally, each of them, any of them, and/or all of them. In their respective capacities as guarantors of the Obligations (hereafter defined), ECCI, Simulation, ECC, Inc. and E Computer are referred to collectively herein as the "Guarantors" or individually as a "Guarantor."

                                   BACKGROUND

         A. Pursuant to various loan agreements and documents, including that certain Term Loan and Revolving Credit Agreement dated as of September 20, 1994 (as amended from time to time prior to the Forbearance Effective Date, the "Existing ECCI Loan Agreement"), the Bank has extended a term loan (the "ECCI Term Loan") and revolving credit loan (the "ECCI Revolving Credit Facility," and together with the ECCI Term Loan, the "ECCI Credit Facilities") to ECCI. Such loan agreements and documents (the "Existing ECCI Loan Documents") are listed on
Schedule I attached hereto.

         B. Pursuant to various loan agreements and documents, including that certain Revolving Credit Agreement dated as of September 20, 1994 (as amended from time to time prior to the Forbearance Effective Date, the "Existing Simulation Loan Agreement"), the Bank has extended a revolving credit loan (the "Simulation Revolving Credit Facility") to Simulation. Such loan agreements and documents (the "Existing Simulation Loan Documents") are listed on Schedule II attached hereto.

As used herein, the term "Existing Credit Facilities" means, collectively, the ECCI Credit Facilities and the Simulation Revolving Credit Facility. As used herein, the term "Existing Loan Documents" shall mean the Existing ECCI Loan Documents and the Existing Simulation Loan Documents. As used herein, the term "Loan Documents" means the Existing Loan Documents, the Forbearance Agreement, the Additional Forbearance Documents (hereafter defined) and all other documents now or hereafter entered into by and among the Bank and the ECC Group to evidence the Existing Credit


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Facilities and/or any of the other Obligations (hereafter defined). All capitalized terms contained herein which are not otherwise defined shall have the definitions set forth in the Existing Loan Documents.

         C. As of the Forbearance Effective Date, certain Events of Default (collectively, the "Existing Events of Default") have occurred and are continuing under the Existing Loan Documents as a result of the following:

                  (a) Under section R.1 of the ECCI Credit Agreement based upon ECCI's failure to comply with the financial covenant set forth in section P.13 (Fixed Charge Ratio).

                  (b) Under section P.1 of the Simulation Credit Agreement based upon the failure of Simulation to comply with the financial covenant set forth in section M.13 (Fixed Charge Ratio).

                  (c) The failure of the Borrowers to repay the Existing Credit Facilities in full on or before October 1, 1998.

         D. The ECC Group has requested that the Bank forbear from taking action with respect to the Existing Events of Default for the period from the Forbearance Effective Date through January 11, 1999, to enable the ECC Group to attempt to obtain replacement financing to repay the Obligations in full. The Bank has agreed to these requests upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, incorporating the Background herein, and for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Bank and the ECC Group agree as follows:

                          ARTICLE 1. - ACKNOWLEDGMENTS

         1.1 ACKNOWLEDGMENT OF EXISTING EVENTS OF DEFAULT; EXISTING LOAN DOCUMENTS; WAIVER OF DEFENSES. The ECC Group acknowledges that: (a) the Existing Events of Default enumerated in the Background Section of this Forbearance Agreement currently exist; (b) the Existing Events of Default are material in nature; and (c) the Existing Loan Documents are valid and enforceable against the ECC Group in every respect, and all of the terms and conditions thereof are binding upon the ECC Group. The ECC Group further acknowledges and agrees that, as a result of the Existing Events of Default, the Bank is entitled immediately, and without further notice or declaration to the ECC Group or anyone else, to accelerate the Obligations and to exercise its rights and remedies under the Existing Loan Documents or otherwise. To the extent that any of the Existing Loan Documents require notification by the Bank to the ECC Group of the existence of a default and an opportunity for the ECC Group to cure such a default, such notice and period for cure have been properly given by the Bank or are hereby waived by the ECC Group. To the extent that the ECC Group has any defenses, setoffs, claims,


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or counterclaims to repayment of the Obligations or against the Bank, such defenses, setoffs, claims, or counterclaims are hereby waived.

         1.2 ACKNOWLEDGMENT OF CURRENT OUTSTANDING OBLIGATIONS. As of the date hereof, the ECC Group is indebted to the Bank in an aggregate amount equal to the principal sum (including outstanding letters of credit) of $11,641,920. plus accrued but unpaid interest, plus the Bank's costs and expenses associated with the Existing Credit Facilities, including, without limitation, the Bank's attorneys' fees incurred in the negotiation and preparation of this Forbearance Agreement and the documents related hereto (the foregoing amounts are hereafter collectively referred to as the "Current Outstanding Obligations"), all without offset, counterclaims or defenses of any kind.

         1.3 ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTOR OBLIGATIONS. As of the date hereof, the Guarantors are jointly and severally liable to the Bank for the Obligations pursuant to their respective guaranties executed prior to the date hereof (collectively, the "Guaranties").

         1.4 ACKNOWLEDGMENT OF LIENS AND PRIORITY. Pursuant to the Existing Loan Documents, the Bank holds first priority, perfected security interests in, liens upon and charges against all of the ECC Group's assets, wherever located, now owned or hereafter acquired, and as more specifically described in the Existing Loan Documents. Such security interests, liens and charges secure all of the Obligations including, without limitation, all amounts owed under the Existing Loan Documents. For purposes of this Forbearance Agreement, the word "Obligations" shall mean any and all obligations and liabilities to the Bank, of every kind and description, direct and indirect, absolute and contingent, sole, joint, several, or joint and several, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument and includes obligations to perform acts and refrain from taking actions as well as obligations to pay money, and also includes the "Liabilities" as defined in the Existing Loan Documents and the Current Outstanding Obligations.

         1.5 REAFFIRMATION OF SECURITY INTERESTS; CROSS-COLLATERALIZATION. All of the assets of the ECC Group pledged, assigned, conveyed, mortgaged, hypothecated or transferred to the Bank pursuant to the Existing Loan Documents including, without limitation, all real property, all accounts receivable, inventory, equipment, general intangibles, contracts, contract rights, instruments, letters of credit, deposits, documents of title, and proceeds constitute security for all of the Obligations. The ECC Group hereby grants to the Bank and reaffirms its prior conveyance to the Bank of a continuing security interest in, lien on and charge against all of the collateral described herein as well as a security interest in, lien on and charge against any and all funds and/or monies contained in accounts located at the Bank or at any of the Bank's subsidiaries or affiliates. The ECC Group agrees to execute and deliver to the Bank such additional documentation deemed necessary or appropriate by the Bank, in its sole and absolute discretion, to achieve the purpose of this Section of the Forbearance Agreement.


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         1.6      REAFFIRMATION OF GUARANTY. In consideration of the
undertakings of the Bank pursuant to this Forbearance Agreement, the Guarantors hereby reaffirm their respective Guaranties and all of their respective obligations to the Bank thereunder. The Guarantors further agree that any and all warrants to confess judgment contained in their respective guaranties are valid and fully enforceable against them. Each of the Guarantors hereby consents to the execution and delivery by the ECC Group of this Forbearance Agreement and all other documents and instruments to be executed pursuant to or in connection herewith. Each Guarantor waives any right it may have to contest the validity or enforceability of its guaranties by virtue of the ECC Group's execution of this Forbearance Agreement and the other documents entered into or delivered pursuant to or in connection herewith.

               ARTICLE 2. - AMENDMENTS TO EXISTING LOAN DOCUMENTS

         2.1 MAXIMUM PRINCIPAL AMOUNT OF ECC REVOLVING CREDIT FACILITY. As of the Forbearance Effective Date, and notwithstanding Section A.2.b. or any other provision of the Existing ECCI Loan Agreement to the contrary, the maximum aggregate principal amount of advances, including the face amount of Letters of Credit (as defined in the Existing ECCI Loan Agreement), to be outstanding at any time under the ECCI Revolving Credit Facility (the "Maximum Principal Amount") shall be an amount which, when taken together with the principal amount of cash advances and the face amount of letters of credit outstanding under the Simulation Revolving Credit Facility, is not greater than $11,341,120. The maximum aggregate principal amount outstanding under both the ECCI Credit Facilities and the Simulation Revolving Credit Facility shall not exceed $11,341,120.

         2.2 MAXIMUM PRINCIPAL AMOUNT OF SIMULATION REVOLVING CREDIT FACILITY. As of the Forbearance Effective Date, and notwithstanding Section A.1.b. or any other provision of the Existing Simulation Loan Agreement to the contrary, the Maximum Principal Amount (as defined in the Simulation Credit Agreement) of advances, including the face amount of letters of credit, to be outstanding at any time under the Simulation Revolver shall be an amount which is equal to the lesser of (i) $5,134,000., plus the face amount of the letter of credit referred to in Section 2.6 hereof, or (ii) an amount which, when taken together with the principal amount of cash advances and the face amount of letters of credit outstanding under the ECCI Revolving Credit Facility, is not greater than $11,341,120. The maximum principal amount outstanding under both the ECCI Credit Facilities and the Simulation Revolving Credit Facility shall not exceed $11,341,120.

         2.3 ALL LOANS TO BE DOLLAR DENOMINATED. As of the Forbearance Effective Date, and notwithstanding any other provision of the Existing ECCI Loan Agreement, the Existing Simulation Loan Agreement, or the other Existing Loan Documents to the contrary, all pounds sterling denominated Loans under the Existing Loan Documents have been converted to Dollar denominated Loans. From and after the Forbearance Effective Date (except for the cash collateral for the Simulation letter of credit for lease payments at Simulation's office in England, which cash collateral is in pounds sterling, all Obligations will be denominated, administered, and repaid by the Borrowers, or, as the case may be, the other members of the ECC Group, in Dollars.

         2.4 NON-DEFAULT INTEREST RATE. As of the Forbearance Effective Date, and notwithstanding any other provision of the Existing ECCI Loan Agreement (including, without limitation, section A.1.c., A.2.c., and D.2. thereof), the Existing Simulation Loan Agreement (including, without limitation, section A.1.c., and D.2. thereof), or the other Existing Loan Documents to the contrary, all Loans shall be converted to and/or remain Base Rate Loans and, prior to the occurrence of an Event of Default (as defined in this Forbearance Agreement), interest on the outstanding principal balance outstanding under the Existing Credit Facilities shall accrue at the Bank's Base Rate plus two and one half percent (2 1/2%).

         2.5 DEFAULT INTEREST RATE. As of the Forbearance Effective Date, and notwithstanding any provision of the Existing Loan Documents to the contrary, upon and at all times following the occurrence of an Event of Default hereunder, including following the entry of any judgment against the Borrowers or any other member of the ECC Group, interest on the outstanding principal balance outstanding under the Existing Credit Facilities shall accrue at the Bank's Base Rate plus four percent (4%).

         2.6 LETTERS OF CREDIT; CASH COLLATERAL. As of the Forbearance Effective Date, the Borrowers shall no longer be permitted to request, nor shall the Bank issue for the account of either Borrower, any new Letter of Credit. As to any letter of credit issued for the account of Simulation in connection with lease payments due for Simulation's leased space in England, Simulation will maintain at all times pound sterling cash collateral with the Bank to secure such letter of credit in an amount equal to one hundred percent of the face amount of such letter of credit for the entire term (including any renewals) of such letter of credit, even if the term of the letter of credit exceeds the term of this Forbearance Agreement. This provision shall survive the amendment or termination of this Forbearance Agreement.

         2.7 AMENDED AND RESTATED FIXED CHARGE COVENANT. Section P.13 of the Existing ECCI Loan Agreement and Section M.13 of the Existing Simulation Loan Agreement shall remain in full force and effect but the Bank shall forbear from declaring an Event of Default on account of any violation of Section P.13 of the Existing ECCI Loan Agreement or Section M.13 of the Existing Simulation Loan Agreement if each of ECCI and Simulation meet minimum Fixed Charge Covenants as follows:

         "Fixed Charge Covenant. As of each of the following designated dates, permit the Fixed Charge Ratio to be less than the value corresponding to such date as follows:

                  October 30, 1998           [6.2] to 1.00
                  November 30, 1998          [1.36] to 1.00
                  December 31, 1998          2.43 to 1.00


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         As used herein, "Fixed Charge Ratio" means, as of any date, the ratio of (i) Consolidated net income PLUS depreciation, interest expense and taxes for the month ending on such date, to (ii) Fixed Charges of the Borrower and all Consolidated Persons for such month, and "Fixed Charges" means the sum of dividends, payments on capital leases, interest expense and principal payments ("Principal on Long Term Debt") on indebtedness for borrowed money which matures more than one year from the date of such principal payment."

         ECCI and Simulation, respectively, will report to the Bank the minimum Fixed Charge Covenants specified in this Section monthly by the date on which ECCI and Simulation make their other reports to the Bank. All reports shall be certified to be true, correct and complete by the chief financial officer of ECCI and Simulation respectively.

               ARTICLE 3. - ADDITIONAL COVENANTS OF BORROWERS AND
                                   GUARANTORS

         The ECC Group covenants and agrees that from the date hereof and until the satisfaction of the Obligations, unless the Bank shall otherwise consent in writing:

         3.1 EXECUTION OF OTHER DOCUMENTS. At the Bank's request, the ECC Group shall execute and deliver to the Bank such other documents and instruments, including, without limitation, Uniform Commercial Code financing statements, as the Bank, in its reasonable opinion, deems necessary or convenient to carry out the terms of this Forbearance Agreement and all other documents and instruments executed in connection herewith or otherwise relating to this Forbearance Agreement.

         3.2 EXISTING COVENANTS. Unless otherwise provided herein, the Borrower and the ECC Group shall comply with each of their respective covenants set forth in the Existing Loan Documents.

         3.3 REFINANCING DOCUMENTATION. The ECC Group shall deliver to the Bank on or before November 30, 1998 a fully executed commitment letter (the "Commitment Letter"), in form and substance reasonably satisfactory to the Bank, from a financial institution reasonably acceptable to the Bank, providing for consummation of a refinancing of and repayment in full of the Obligations on or before January 11, 1999.

         3.4      MINIMUM DAILY AVAILABLE CASH BALANCES IN OPERATING ACCOUNT.

                  A. The Borrowers shall maintain minimum consolidated available cash balances (not to include cash collateral) in bank accounts at the Bank for each Friday from the Forbearance Effective Date until January 11, 1999, as determined for consolidated available cash balances at 10:00 a.m. (Philadelphia time) as follows:

                  Date                       Minimum Account Balance
                  ----                       -----------------------


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                  October 9, 1998                  $2,100,000
                  October 16, 1998                 $2,200,000
                  October 23, 1998                 $1,000,000
                  October 30, 1998                 $3,900,000
                  November 6, 1998                 $3,000,000
                  November 13, 1998                $2,900,000
                  November 20, 1998                $1,700,000
                  November 27, 1998                $2,100,000
                  December 4, 1998                 $4,200,000
                  December 11, 1998                $2,500,000
                  December 18, 1998                $2,000,000
                  December 25, 1998                $3,000,000
                  January 1, 1999                  $2,500,000
                  January 8, 1999 and              $2,300,000
                  thereafter

                  B. For every day from the Forbearance Effective Date until January 11, 1999, except for the days specified in 3.4A and 3.5 hereof, the Borrowers shall maintain minimum consolidated available cash balances (not to include cash collateral) in bank accounts at the Bank, as determined for consolidated available cash balances at 10:00 a.m. (Philadelphia time), in an amount which shall never be less than the amounts listed in Section 3.4A for either the Friday beginning or the Friday ending the applicable week period, whichever is lower.

         3.5 MINIMUM MONTH-END BALANCES. For the following date, the Borrowers shall maintain minimum consolidated available cash balances (not to include cash collateral) in bank accounts at the Bank, as determined for consolidated available cash balances at 10:00 a.m. (Philadelphia time) as follows:

                  October 31, 1998                 $3,700,000

         3.6 FORBEARANCE FEE. As of the Forbearance Effective Date, in consideration of the undertakings of the Bank pursuant to this Forbearance Agreement, a forbearance fee in the amount of $75,000 has accrued and will be payable by the ECC Group in three (3) installments as follows: (i) $25,000 on or before the Forbearance Effective Date; (ii) $25,000 on or before November 1, 1998; (iii) $25,000 on or before December 1, 1998.

         3.7 AUTOMATIC DEBIT OF ACCOUNTS. From and at all times after the Forbearance Effective Date, the Bank may, and the Borrowers authorize the Bank to, debit any account maintained by the Borrowers or either of them with the Bank for the amount of any payment as and when such payment becomes due under this Forbearance Agreement or under any Loan Document. The foregoing rights of the Bank to debit the Borrowers' accounts shall be in addition to, and not in limitation of, any rights of set-off which the Bank may have hereunder, under any Loan Document or applicable law. The Bank agrees to give such advance notice of such debiting as the Bank has historically given the Borrowers but the failure of the Bank to give such notice shall not limit the Bank's right to debit.

         3.8 PROHIBITION OF DIVIDENDS AND ADVANCES. Until such time as the Obligations are paid in full, the ECC Group shall not declare or pay any dividend, or make any distributions of cash or property, in respect of any class of its capital stock, or, directly or indirectly, redeem or otherwise acquire any such shares or any option, warrant or right to acquire any such shares.

         3.9 FEDERAL TAX REFUND PROCEDURE. Within five (5) Business Days of the Forbearance Effective Date, the ECC Group will execute and deliver an original assignment of United States Tax refund together with powers of attorney and other assignment documents as provided by the Bank (collectively, the "Tax Refund Assignment Documents"). On or before January 29, 1999, the ECC Group will finalize and provide to the Bank for filing simultaneously with the Tax Refund Assignment Documents the ECC Group's federal tax return. This provision shall survive termination of the Forbearance Agreement unless the termination is due to payment in full to the Bank of all Obligations on or before January 11, 1999. Upon payment in full to the Bank of all Obligations on or before January 11, 1999, this Section shall terminate and the Bank will return the Tax Refund Assignments to ECCI within five (5) Business Days.

                      ARTICLE 4. - FORBEARANCE BY THE BANK

         Subject to the terms and conditions of this Forbearance Agreement, and without waiving the Existing Events of Default and the right to exercise rights and remedies, the Bank agrees to forbear from enforcing its remedies under the Existing Loan Documents or applicable law as a result of the Existing Events of Default until the earlier to occur of: (i) January 11, 1999, or (ii) the occurrence of an Event of Default (other than the Existing Events of Default) under this Forbearance Agreement (such date, as the case may be, to be referred to hereinafter as the "Termination Date").

                        ARTICLE 5.- CONDITIONS PRECEDENT

                  The effectiveness of this Forbearance Agreement and the Bank's obligations hereunder are conditioned upon the fulfillment by the ECC Group of all of the following conditions precedent:

         5.1 DOCUMENTS TO BE DELIVERED TO THE BANK. Within five (5) Business Days of the Forbearance Effective Date, the ECC Group shall deliver or cause to be delivered to the Bank, in form and substance reasonably mutually satisfactory to the Bank and the ECC Group, the following (collectively, the "Additional Forbearance Documents"):

                  (a)      Cash Collateral Pledge Agreement (Simulation L/C);

                  (b) Subordination and Pledge Agreement by ECCI in favor of the Bank;

                  (c) Assignment of Tax Refund, Powers of Attorney, and related documents;

                  (d)      Opinion of Counsel to the Borrowers;

                  (e) A Certification of Authority executed by the Secretary of each member of the ECC Group, dated as of the date of this Forbearance Agreement, certifying the incumbency and signature of the officers of the ECC Group executing this Forbearance Agreement and all other documents to be delivered by them pursuant hereto, together with evidence of the incumbency of such Secretary and corporate resolutions for each of the ECC Group, certified by their respective secretaries, authorizing and approving the Forbearance Agreement, and the documents and payments specified in this Article V;

                  (f)      each of the Closing Payments referenced in Sections
                           5.2 and 5.3 hereof; and

                  (g)      such other documents as may be required by the Bank.

                  If the Additional Forbearance Documents are not delivered within five (5) Business Days of the Forbearance Effective Date, that will allow the Bank to terminate the Forbearance hereunder and to declare an Event of Default.

         5.2 PAYMENT OF BANK'S LEGAL FEES. Within five (5) Business Days after the Forbearance Effective Date, the ECC Group shall pay to the Bank the amount of the Bank's reasonable legal fees and expenses incurred in connection with the Existing Events of Default, the Loan Documents, this Forbearance Agreement, and all documents executed and negotiations undertaken in connection with any of the foregoing. Payment may, at the option of the Bank, be accomplished by the automatic debit specified in Section 3.7 hereof.

         5.3 PAYMENT OF BANK'S COSTS. Within five (5) Business Days after the Forbearance Effective Date, the ECC Group shall pay to the Bank the amount of the Bank's reasonable costs incurred in connection with this Forbearance Agreement and the other Loan Documents, if any. Payment may, at the option of the Bank, be accomplished by the automatic debit specified in Section 3.7 hereof.

         5.4 PAYMENT OF FIRST INSTALLMENT OF FORBEARANCE FEE. On or before the Forbearance Effective Date, the ECC Group shall pay to the Bank the first installment in the amount of $25,000 to be applied against the Forbearance Fee. Payment may, at the option of the Bank, be accomplished by the automatic debit specified in Section 3.7 hereof.

         5.5 PERMANENT PAYDOWN. On or before the Forbearance Effective Date, the Borrowers shall pay to the Bank $300,000. as a permanent paydown of the Existing

Credit Facilities. Payment may, at the option of the Bank, be accomplished by the automatic debit specified in Section 3.7 hereof.

                   ARTICLE 6. - REPRESENTATIONS AND WARRANTIES

                  To induce the Bank to enter into this Forbearance Agreement and as partial consideration for the terms and conditions contained herein, the ECC Group makes the following representations and warranties to the Bank, each and all of which shall survive the execution and delivery of this Forbearance Agreement and all of the other documents executed in connection herewith:

         6.1      ORGANIZATION AND LOCATION.

                  (a) The members of the ECC Group are corporations duly incorporated, organized, validly existing and in good standing under the laws of their respective states or countries of incorporation, and are duly authorized to do business and are duly qualified as foreign corporations in all jurisdictions wherein the nature of their businesses or properties make such qualification necessary, and have the corporate power to own their respective properties and to carry on their respective businesses as now conducted;

                  (b) The members of the ECC Group have the requisite corporate power and authority to deliver and perform this Forbearance Agreement and all of the documents executed by them in connection herewith;

                  (c) Every fictitious name, trade name, division or style under which the ECC Group conducts any business has been previously disclosed to the Bank in writing together with the names of each and every jurisdiction in which the same are utilized;

         6.2 AUTHORIZATION; VALID AND BINDING AGREEMENT. All corporate action required to be taken by the ECC Group and their respective officers, directors and stockholders and all actions required to be taken by the principals of the ECC Group for the authorization, execution, delivery and performance of this Forbearance Agreement and other documents contemplated hereby have been taken. Each person executing this Forbearance Agreement on behalf of any member of the ECC Group is an authorized officer of such member. This Forbearance Agreement is, and each of the documents executed pursuant hereto will be, legal, valid, and binding obligations of the party or parties thereto, enforceable against each such party in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws or equitable principles affecting creditors' rights generally.

         6.3 LOCATION OF ASSETS OF ECC GROUP. The locations of all of the ECC Group's inventory, equipment, warehouses, sales offices, main offices, and product distribution centers have been previously disclosed in writing to the Bank. All of the real property owned by the ECC Group has been previously disclosed in writing to the Bank.

         6.4 COMPLIANCE WITH LAWS. Each of the members of the ECC Group is in compliance in all material respects with all laws, regulations and requirements applicable to its business, and has not received, and has no knowledge of, any order or notice of any governmental investigation or of any violations or claims of violation of any law, regulation or any governmental requirement.

         6.5 NO CONFLICT; GOVERNMENT APPROVALS. The execution, delivery and performance by the ECC Group of this Forbearance Agreement and the other documents executed in connection herewith will not:

                  (a) conflict with, violate or result in the breach of any provisions of any applicable law, rule, regulation or order; or

                  (b) conflict with or result in the breach of any provision of their respective Articles of Incorporation, operating agreements, charters, and/or by-laws. No authorization, consent or approval of, or other action by, and no notice of or filing with, any governmental authority or regulatory body is required to be obtained or made by the ECC Group for the due execution, delivery and performance of this Forbearance Agreement.

         6.6 THIRD PARTY CONSENTS. The execution, delivery and performance by the ECC Group of this Forbearance Agreement and the documents related hereto will not:

                  (a) require any consent or approval of any person or entity which has not been obtained prior to, and which is not in full force and effect as of, the date of this Forbearance Agreement;

                  (b) result in the breach of, default under, or cause the acceleration of any obligation owed under any loan, credit agreement, note, security agreement, lease indenture, mortgage, loan document or other agreement by which any of them are bound or affected; or

                  (c) result in, or require the creation or imposition of, any lien or encumbrance on any of their respective properties other than those liens or security interests in favor of the Bank or the liens or security interests disclosed to the Bank in the Loan Documents.

         6.7      FINANCIAL STATEMENTS; REPORTING.

                  (a) Except as otherwise disclosed in writing to the Bank prior to the Forbearance Effective Date, all balance sheets, reports, budgets, reconciliations, accounts receivable reports, and other financial information supplied to the Bank by the ECC Group with respect to the ECC Group have been prepared in conformity with GAAP, and present fairly the financial condition and results of operations for the period covered thereby of the ECC Group. Since June 30, 1998, there has been no material adverse change in the financial condition or results of operation except as disclosed to the Bank in writing prior to the Forbearance Effective Date.

                  (b) The ECC Group does not know of any facts, other than those already disclosed in writing to the Bank, that materially adversely affect or in so far as can be foreseen, will materially adversely affect their ability to perform their respective obligations under this Forbearance Agreement and other Loan Documents.

         6.8 EXCLUSIVE AND FIRST PRIORITY PERFECTED LIEN. The Bank has, as of the date of this Forbearance Agreement, and shall continue to have, until all of the Obligations are paid in full, first priority, valid perfected liens upon and security interests in all of the Collateral to secure the payment and performance of all of the Obligations.

         6.9 NO UNTRUE OR MISLEADING STATEMENTS. Neither this Forbearance Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate.

         6.10 NO EVENTS OF DEFAULT. Other than the Existing Events of Default, no default(s) or Event(s) of Default has/have occurred as of the date hereof under any of the Loan Documents.

                         ARTICLE 7. - EVENTS OF DEFAULT

         The occurrence of any one or more of the following (other than an Existing Event of Default) shall constitute an Event of Default under this Forbearance Agreement:

         7.1 BORROWER'S FAILURE TO PAY. The Borrowers fail to pay any amount of principal, interest, fees or other sums when due under this Forbearance Agreement or any of the Loan Documents, or any other Obligations, whether upon stated maturity, acceleration, or otherwise.

         7.2 BREACH OF COVENANTS OR CONDITIONS. The ECC Group fails to perform or observe any covenant, term, agreement or condition in this Forbearance Agreement or any of the other Loan Documents or is in violation of or non-compliance with any provision of this Forbearance Agreement or any of the Loan Documents after the expiration of any cure period, if any, set forth in the Loan Documents with respect to such covenant, term, agreement or condition.

         7.3 DEFAULTS IN OTHER MATERIAL AGREEMENTS. There shall occur any default under or as defined in, any other material agreement applicable to the ECC Group or by which the ECC Group is bound which shall not be remedied within the period of time (if any) within which such other agreement permits such default to be remedied, unless such default is waived by the other party thereto or excused as a matter of law.

         7.4 AGREEMENTS INVALID. The validity, binding nature of, or enforceability of any material term or provision of any of the Loan Documents is disputed by, on behalf of, or in the right or name of the ECC Group or any material term or provision of any such Loan Document is found or declared to be invalid, avoidable, or non-enforceable by any court of competent jurisdiction.

         7.5 FALSE WARRANTIES; BREACH OF REPRESENTATIONS. Except as otherwise disclosed to the Bank in writing prior to the Forbearance Effective Date, any warranty or representation made by the ECC Group in this Forbearance Agreement or any other Loan Document or in any certificate or other writing delivered under or pursuant to this Forbearance Agreement or any other Loan Document, or in connection with any provision of this Forbearance Agreement or related to the transactions contemplated hereby shall prove to have been false or incorrect or breached in any material respect.

         7.6      BANKRUPTCY OR INSOLVENCY OF THE BORROWER.

                  (a) The ECC Group, on a consolidated basis, becomes insolvent, or generally fails to pay, or is generally unable to pay, or admits in writing its inability to pay, its debts as they become due or applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian or a substantial part of its property, or makes a general assignment for the benefit of creditors.

                  (b) Any one or more entities in the ECC Group commences any bankruptcy, reorganization, debt arrangement, receivership, or other case or proceeding under any bankruptcy, insolvency or receivership law, or any dissolution or liquidation proceeding.

                  (c) Any bankruptcy, reorganization, debt arrangement, receivership, or other case or proceeding under any bankruptcy, insolvency or receivership law, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of any one or more entities in the ECC Group, or an order for relief is entered in any such proceeding and such case or proceeding is not fully and finally dismissed within thirty (30) days.

                  (d) A trustee, receiver, or other custodian is appointed for any one or more entities in the ECC Group or a substantial part of any of its assets.

         7.7 TERMINATION OF CONTRACT(S). Any party to any customer contract with the ECC Group shall terminate or seek to terminate such contract as a result of such entity in the ECC Group's failure to perform its obligations under such contract.

         7.8 SUIT ON ECCI GUARANTEE. Any suit is commenced on any guarantee granted by ECCI on account of an obligation of Simulation, which suit is not dismissed or stayed within 30 days of filing of the suit.

         7.9 EVENT OF DEFAULT UNDER OTHER LOAN DOCUMENTS. Any Event of Default (other than the Existing Events of Default) occurs under any of the Loan Documents.

                              ARTICLE 8. - REMEDIES

         In addition to the rights and remedies set forth in the other Loan Documents, the Bank shall also be entitled to exercise the following remedies as indicated:

         8.1 LOAN DOCUMENTS; APPLICABLE LAW. Upon and following the occurrence of any one or more Events of Default, the Bank may, in its sole discretion, enforce all of its remedies as set forth hereunder, under the Loan Documents, and/or under applicable law, against the ECC Group. Without limiting the foregoing, upon the occurrence of an Event of Default at the option of the Bank, without notice to the Borrower or the Guarantors, all Obligations shall automatically accelerate and immediately become due and payable.

         8.2      RIGHT OF SET-OFF.

                  If any of the Obligations shall be due and payable or any one or more Events of Default shall have occurred and any applicable cure periods have expired, the Bank shall have the right, in addition to all other rights and remedies available to it, without notice to any one or more entities in the ECC Group, to apply toward and set-off against and apply to the then unpaid balance of the Obligations any items or funds held by the Bank or any affiliates of the Bank, any and all deposits (whether general or special, time or demand, matured or unmatured, fixed or contingent, liquidated or unliquidated) now or hereafter maintained by any one of the ECC Group with the Bank or with an affiliate of the Bank, and any other indebtedness at any time held or owing by the Bank or an affiliate of the Bank to or for the credit or the account of any one or more entities in the ECC Group. For such purpose the Bank shall have, and the ECC Group hereby grants to the Bank, a first lien on all such deposits. The Bank is hereby authorized to charge any such account or indebtedness for any amounts due to the Bank. Such right of set-off shall exist whether or not the Bank shall have made any demand under this Forbearance Agreement, the Notes or any other Loan Document and whether or not the Note, and the other Obligations are matured or unmatured. The ECC Group confirms the Bank's lien on such accounts and the Bank's rights of set-off, and nothing in this Forbearance Agreement shall be deemed any waiver or prohibition of such lien and rights of set-off. This right of set-off shall survive termination of this Forbearance Agreement.

         8.3      CONFESSION OF JUDGMENT.

                  THE BORROWERS AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER THE BANK, BY ITS ATTORNEY, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT OR AT ANY TIME THEREAFTER, TO APPEAR FOR THE BORROWERS, THE GUARANTORS AND/OR ANY ONE OR MORE OF THEM AND, WITHOUT DECLARATION OR STAY OF

EXECUTION, CONFESS AND ENTER JUDGMENT AGAINST THE BORROWERS, THE GUARANTORS AND/OR ANY ONE OR MORE OF THEM IN FAVOR OF THE BANK IN ANY JURISDICTION IN WHICH SUCH ENTITY OR ANY PROPERTY OF SUCH ENTITY IS LOCATED. SUCH JUDGMENT SHALL BE FOR ALL OBLIGATIONS TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION FEES (INCLUDING ATTORNEYS' FEES) WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH. THE BORROWERS AND THE GUARANTORS HEREBY KNOWINGLY, WILLINGLY, AND INTENTIONALLY WAIVE AND RELEASE ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY, OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREINAFTER ENACTED. IF A COPY OF THIS FORBEARANCE AGREEMENT VERIFIED BY AFFIDAVIT OF THE BANK OR A PERSON ON BEHALF OF THE BANK SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL FORBEARANCE AGREEMENT AS A WARRANT OF ATTORNEY. THIS AUTHORITY AND POWER TO APPEAR FOR AND CONFESS AND ENTER JUDGMENT AGAINST THE BORROWERS, THE GUARANTORS, AND/OR ANY ONE OR MORE OF THEM SHALL NOT BE EXHAUSTED BY THE SINGLE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

                           ARTICLE 9. - MISCELLANEOUS

         9.1 CONTINUING EFFECT. Except as amended hereby, all of the Loan Documents shall remain in full force and effect and bind and inure to the benefit of the parties thereto and are hereby ratified and confirmed.

         9.2 SUBMISSION TO JURISDICTION; SELECTION OF FORUM. The ECC Group submits to the jurisdiction of the courts of the Commonwealth of Pennsylvania, and the United States District Court for the Eastern District of Pennsylvania. The ECC Group further stipulates and acknowledges that venue is proper in any court located in Pennsylvania and in the United States District Court for the Eastern District of Pennsylvania and waives personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail, return receipt requested, in accordance with the notice provisions of this Forbearance Agreement.

         9.3 JUDICIAL PROCEEDINGS. The ECC Group agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by the Borrowers, the Guarantors, or any of its successors or assigns, on or with respect to this Forbearance Agreement, or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. THE ECC GROUP HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, the ECC Group waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE ECC GROUP ACKNOWLEDGES AND AGREES THAT THIS SECTION

IS A SPECIFIC AND MATERIAL ASPECT OF THIS FORBEARANCE AGREEMENT AND THAT THE BANK WOULD NOT ENTER INTO THIS FORBEARANCE AGREEMENT WITH THE ECC GROUP IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS FORBEARANCE AGREEMENT.

         9.4 COOPERATION; OTHER DOCUMENTS. At all times following the execution of this Forbearance Agreement, the ECC Group shall execute and deliver to the Bank, or shall cause to be executed and delivered to the Bank, and shall do or cause to be done all such other acts and things as the Bank may reasonably deem to be necessary or desirable to assure the Bank of the benefit of this Forbearance Agreement and the documents comprising or relating to this Forbearance Agreement.

         9.5 REMEDIES CUMULATIVE; NO WAIVER. The rights, powers and remedies of the Bank in this Forbearance Agreement and in the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided in the Loan Documents, by law or equity and no failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

         9.6 NOTICES. Any notice given pursuant to this Forbearance Agreement or pursuant to any document comprising or relating to this Forbearance Agreement or any of the other Loan Documents shall be in writing, including telecopies. Notice given by telecopy or other electronic mail shall be deemed to have been given and received when sent. Notice given by overnight mail courier shall be deemed to have been given and received one (1) day after the date delivered to such overnight courier by the party sending such Notice. Notice by mail shall be deemed to have been given and received three (3) days after the date deposited, when sent by first class certified mail, postage prepaid, and addressed as follows:

                  To the ECC Group:

                           ECC International Corp.
                           2001 N. Oakridge Road
                           Orlando, Florida  32809
                           Attention: Dr. James Garrett
                           Telecopy: 407-888-3454

                  With a copy to:

                           Martin S. Kaplan, Esquire
                           Hale and Dorr LLP
                           60 State Street
                           Boston, Massachusetts  02109
                           Telecopy: 617-526-5000

                  To the Bank:

                           First Union National Bank
                           Special Asset Management
                           123 S. Broad Street, 17th Floor
                           PA 1246
                           Philadelphia, PA 19109
                           Attention: Elizabeth B. Styer
                                Patricia Barford
                            Telecopy: (215) 985-7576

                  With a copy to:

                           Duane, Morris & Heckscher
                           One Liberty Place, 41st Floor
                           Philadelphia, PA 19103
                           Attention: John F. Horstmann, Esquire
                                      James J. Holman, Esquire
                           Telecopy: (215) 979-1020

A party may change his or its address by giving written notice of the changed address to the other parties, as specified herein.

         9.7      INDEMNIFICATION.

                  If, after receipt of any payment of all or any part of the Obligations, the Bank is compelled to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Forbearance Agreement and the other Loan Documents shall continue in the full force and effect, and the ECC Group shall be jointly and severally liable for, and shall indemnify, defend and hold harmless the Bank with respect to the full amount so surrendered. The provisions of this section shall survive the termination of this Forbearance Agreement and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Obligations, the cancellation of the Notes, the release of any lien, security interest or other encumbrance securing the Obligations or any other action which the Bank may have taken in reliance upon its receipt of such payment. Any cancellation of the Notes, release of any such encumbrance or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

         9.8 COSTS, EXPENSES AND ATTORNEYS' FEES. The ECC Group agrees to pay on demand by the Bank all reasonable out-of-pocket costs and expenses incurred by the Bank, including, without limitation, all reasonable fees and out-of-pocket expenses of counsel for the Bank in connection with: (i) the negotiation, preparation and enforcement of this Forbearance Agreement and all other documents and instruments executed in connection herewith or otherwise relating to this Forbearance Agreement; and (ii) the enforcement or exercise by the Bank of the Bank's rights or remedies with respect to the collection of the Obligations or to preserve, protect or enforce the Bank's interests.

         9.9 RELEASE. The ECC Group, on behalf of themselves, and all persons and entities claiming by, through, or under any one or more of them, hereby release, waive and forever discharge the Bank, and all of the Bank's officers, directors, attorneys, agents, affiliates, and successors and assigns, of, from, and with respect to any and all manner of action and actions, cause and causes of actions, suits, disputes, claims, counterclaims and/or liabilities, cross claims, defenses, and any claims for avoidance or other remedies available to a debtor, its estate or any trustee or representatives thereof, whether now known or unknown, suspected or unsuspected, past or present, asserted or unasserted, contingent or liquidated, whether or not well founded in fact or law, whether in contract, in tort or otherwise, at law or in equity, which the ECC Group had or now have, claim to have had, now claim to have or hereafter can, shall or may claim to have against the Bank, for or by reason of any cause, matter, or thing whatsoever arising from the beginning of the world through the date hereof, including any claims based upon, relating to or arising out of any and all transactions, relationships or dealings with or loans made to the Borrower prior to the Forbearance Effective Date. This provision shall survive any termination of this Forbearance Agreement.

         9.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the ECC Group contained in this Forbearance Agreement and in all other documents and instruments executed in connection herewith or otherwise relating to this Forbearance Agreement shall survive the execution of this Forbearance Agreement and are material and have been or will be relied upon by the Bank, notwithstanding any investigation made by any person, entity or organization on the Bank's behalf. No implied representations or warranties are created or arise as a result of this Forbearance Agreement or the documents comprising or relating to this Forbearance Agreement. For purposes of the foregoing, all statements in any certificate required by this Forbearance Agreement to be delivered to the Bank on or after the execution of this Forbearance Agreement by or on behalf of the ECC Group pursuant to and in accordance with this Forbearance Agreement shall be deemed to be representations and warranties contained in this Forbearance Agreement.

         9.11 HEADINGS. The headings and underscoring of articles, sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Forbearance Agreement.

         9.12 GOVERNING LAW. This Forbearance Agreement and all documents and instruments executed in connection herewith or otherwise relating to this Forbearance Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

         9.13 INTEGRATION. This Forbearance Agreement and all documents and instruments executed in connection herewith or otherwise relating to this Forbearance Agreement, including, without limitation, the Loan Documents, constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

         9.14 AMENDMENT AND WAIVER. No amendment of this Forbearance Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

         9.15 SUCCESSORS AND ASSIGNS. This Forbearance Agreement and the other Loan Documents: (i) shall be binding upon the Bank, the Borrowers, and the Guarantors and upon their respective heirs, nominees, successors and assigns, and (ii) shall inure to the benefit of the Bank and the ECC Group; provided, however, that neither the Borrowers nor any of the Guarantors may assign any rights hereunder or any interest herein without obtaining the prior written consent of the Bank, and any such assignment or attempted assignment shall be void and of no effect with respect to the Bank.

         9.16 SEVERABILITY OF PROVISIONS. Any provision of this Forbearance Agreement that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Forbearance Agreement are declared to be severable.

         9.17 CONFLICTING PROVISIONS. To the extent that any of the terms in this Forbearance Agreement contradict any of the terms contained in any of the Loan Documents, the terms of this Forbearance Agreement shall control.

         9.18 JOINT AND SEVERAL LIABILITY. The obligations and liabilities of the Borrowers and the Guarantors hereunder are joint and several.

         9.19 COUNTERPARTS; EFFECTIVENESS. This Forbearance Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Forbearance Agreement. This Forbearance Agreement shall be deemed to have been executed and delivered when the Bank has received counterparts hereof executed by all parties listed on the signature pages hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused this Forbearance Agreement to be executed as of the date first above written.


                                         FIRST UNION NATIONAL BANK


                                         By: /s/ Elizabeth B. Styer
                                             -----------------------------------
                                         Name: Elizabeth B. Styer
                                               ---------------------------------
                                         Title: Senior Vice President


ATTEST:                                  ECC International Corp.


/s/ Relland M. Winand                    By: /s/ James C. Garrett
-----------------------------                -----------------------------------
                                         Name: James C. Garrett
                                         Title: President

ATTEST:                                  Ecc Simulation Limited

/s/ Relland M. Winand                    By: /s/ James C. Garrett
-----------------------------                -----------------------------------
                                         Name: James C. Garrett
                                         Title: President

ATTEST:                                  Ecc International, Inc.

/s/ Relland M. Winand                    By: /s/ James C. Garrett
-----------------------------                -----------------------------------
                                         Name: James C. Garrett
                                         Title: President

ATTEST:                                  Educational Computer
                                         Corporation International

/s/ Relland M. Winand                    By: /s/ James C. Garrett
-----------------------------                -----------------------------------
                                         Name: James C. Garrett
                                         Title: President

                      SCHEDULE "1" to Forbearance Agreement
                                     between
      First Fidelity Bank, National Association and ECC International Corp.

1.       TERM LOAN AND REVOLVING CREDIT AGREEMENT
                  Borrower:         ECC International Corp.
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

2.       AMENDMENTS TO CREDIT AGREEMENT

         A.       FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                  Borrower:         ECC Simulation Limited
                  Bank:             First Fidelity Bank, National Association
                  Date:             April 6, 1995

         B.       AMENDMENT TO CREDIT AGREEMENTS
                  Parties:          ECC International Corp., ECC Simulation
                                    Limited and First Union National Bank
                  Date:             As of  October 13, 1995

         C.       AMENDMENT TO CREDIT AGREEMENTS
                  Parties:          ECC International Corp., ECC Simulation
                                    Limited and First Union National Bank
                  Date:             As of  June 19, 1996

         D.       AMENDMENT TO CREDIT AGREEMENT
                  Parties:          ECC International Corp., ECC Simulation
                                    Limited and First Union National Bank
                  Date:             As of  February 17, 1998

3.       $11,000,000 REVOLVING CREDIT NOTE
                  Borrower:         ECC International Corp.
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

4.       $9,000,000 TERM NOTE
                  Borrower:         ECC International Corp.
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

5.       GENERAL SECURITY AGREEMENT WITH QUESTIONNAIRES
                  Borrowers:        ECC International Corp. and ECC Simulation
                                    Limited
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

6.       GUARANTY AND SURETY AGREEMENT
                  Borrower:         ECC International Corp.
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

7.       MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
                  Mortgagor:        ECC International Corp.
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

8.       UCC-1 FINANCING STATEMENTS

9.       LANDLORD'S WAIVER
                  Tenant:           ECC International Corp.
                  Landlord:         Strafford Office Buildings
                  Date:             September 20, 1994

10.      GUARANTY AND DEBENTURE WITH CERTIFICATE OF REGISTRATION
                  Guarantor:        ECC Simulation Limited.
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

11. BANK ACCOUNT SET-OFF LETTER AND ACKNOWLEDGMENT (DATED 9/19/94) TOGETHER WITH SIDE LETTER RE: FUTURE BANK ACCOUNTS (dated 9/20/94)

12.      POWER OF ATTORNEY-- appointing First Fidelity Bank, National
                  Association as ECC International Corp.'s attorney in fact (dated September 20, 1994)

13.      POSTAWARD SUBORDINATION AGREEMENT
                  Debtor:           ECC International Corp.
                  Creditor:         First Fidelity Bank, National Association
                  Date:             September 20, 1994

14.      Corporate Materials

         A. OPINION OF HALE AND DORR regarding the Term Loan Revolving Credit Agreement by and between ECC International Corp. and First Fidelity Bank, National Association (dated September 20,
                  1994)

         B. OPINION OF CLIFFORD CHANCE in connection with the "Credit Agreement" made between ECC Simulation Limited and First Fidelity Bank,

                  National Association (dated September, 1994)

         C.       CLOSING CERTIFICATES
                  1. Certificate of President of ECC International, Inc. (dated
                           September 20, 1994)
                  2. Certificate of Secretary of ECC International, Inc. (dated
                           September 20, 1994)

         D.       GOOD STANDING CERTIFICATES
                  1.  Articles of Incorporation--  ECC International, Inc.
                  2.  By-Laws of ECC International Corp.
                  3.  Various State Certificates of Good Standing

                      SCHEDULE "2" to Forbearance Agreement
                                     between
      First Fidelity Bank, National Association and ECC Simulation Limited.

1.       REVOLVING CREDIT AGREEMENT
                  Borrower:         ECC Simulation Limited
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

2.       AMENDMENTS TO CREDIT AGREEMENT

         A.       FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                  Borrower:         ECC Simulation Limited
                  Bank:             First Fidelity Bank, National Association
                  Date:             April 6, 1995

         B.       AMENDMENT TO CREDIT AGREEMENTS
                  Parties:          ECC International Corp., ECC Simulation
                                    Limited and First Union National Bank
                  Date:             As of  October 13, 1995

         C.       AMENDMENT TO CREDIT AGREEMENTS
                  Parties:          ECC International Corp., ECC Simulation
                                    Limited and First Union National Bank
                  Date:             As of  June 19, 1996

3.       $2,000,000 REVOLVING CREDIT NOTE
                  Borrower:         ECC Simulation Limited
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

4.       GENERAL SECURITY AGREEMENT WITH QUESTIONNAIRES
                  Borrowers:        ECC International Corp. and ECC Simulation
                                    Limited
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

5.       GUARANTY AND SURETY AGREEMENT-- (CORPORATE)
                  Borrower:         ECC Simulation Limited
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

6.       MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
                  Mortgagor:        ECC International Corp.
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

7.       UCC-1 FINANCING STATEMENTS

8.       LANDLORD'S WAIVER
                  Tenant:           ECC International Corp.
                  Landlord:         Strafford Office Buildings
                  Date:             September 20, 1994

9.       GUARANTY AND DEBENTURE WITH CERTIFICATE OF REGISTRATION
                  Guarantor:        ECC Simulation Limited.
                  Bank:             First Fidelity Bank, National Association
                  Date:             September 20, 1994

10. BANK ACCOUNT SET-OFF LETTER AND ACKNOWLEDGMENT (DATED 9/19/94) TOGETHER WITH SIDE LETTER RE: FUTURE BANK ACCOUNTS (dated 9/20/94)

11.      POWER OF ATTORNEY-- appointing First Fidelity Bank, National
                  Association as ECC International Corp.'s attorney in fact (dated September 20, 1994)

12.      POSTAWARD SUBORDINATION AGREEMENT
                  Debtor:           ECC International Corp.
                  Creditor:         First Fidelity Bank, National Association
                  Date:             September 20, 1994

13.      Corporate Materials

         A. OPINION OF HALE AND DORR regarding the Term Loan Revolving Credit Agreement by and between ECC International Corp. and First Fidelity Bank, National Association (dated September 20,
                  1994)

         B. OPINION OF CLIFFORD CHANCE in connection with the "Credit Agreement" made between ECC Simulation Limited and First Fidelity Bank, National Association (dated September, 1994)

         C.       CLOSING CERTIFICATES

                  1. Certificate of President of ECC International, Inc.
                           (dated September 20, 1994)
                  2. Certificate of Secretary of ECC International, Inc. (dated
                           September 20, 1994)

         D.       ARTICLES OF INCORPORATION AND BY-LAWS

         E.       STATE CERTIFICATES OF GOOD STANDING

14.      Amendments to Credit Agreement

         A.       FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                  Borrower:         ECC Simulation Limited
                  Bank:             First Fidelity Bank, National Association
                  Date:             April 6, 1995

         B.       AMENDMENT TO CREDIT AGREEMENTS
                  Parties:          ECC International Corp., ECC Simulation
                                    Limited and First Union National Bank
                  Date:             As of October 13, 1995

         C.       AMENDMENT TO CREDIT AGREEMENTS
                  Parties:          ECC International Corp., ECC Simulation
                                    Limited and First Union National Bank
                  Date:             As of June 19, 1996

         D.       AMENDMENT TO CREDIT AGREEMENT
                  Parties:          ECC International Corp., ECC Simulation
                                    Limited and First Union National Bank
                  Date:             As of February 17, 1998